Exhibit 21

Dominion Resources, Inc.

Subsidiaries of the Registrant

As of February 15, 2012

Name	Jurisdiction of Incorporation	Name Under Which Business is Conducted
Dominion Resources, Inc.	Virginia	Dominion Resources, Inc.
CNG Coal Company	Delaware	CNG Coal Company
Dominion Alliance Holding, Inc.	Delaware	Dominion Alliance Holding, Inc.
Dominion Capital, Inc.	Virginia	Dominion Capital, Inc.
Dominion Cove Point, Inc.	Virginia	Dominion Cove Point, Inc.
Dominion Cove Point LNG Company, LLC	Delaware	Dominion Cove Point LNG Company, LLC
Dominion Gas Projects Company, LLC	Delaware	Dominion Gas Projects Company, LLC
Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP
Dominion CNG Capital Trust I	Delaware	Dominion CNG Capital Trust I
Dominion Energy, Inc.	Virginia	Dominion Energy, Inc.
CNG Power Services Corporation	Delaware	CNG Power Services Corporation
Dominion Armstrong, LLC	Delaware	Dominion Armstrong, LLC
Dominion Cogen WV, Inc.	Virginia	Dominion Cogen WV, Inc.
Dominion Elwood, Inc.	Delaware	Dominion Elwood, Inc.
Dominion Elwood Expansion, Inc.	Delaware	Dominion Elwood Expansion, Inc.
Dominion Elwood Services Company, Inc.	Virginia	Dominion Elwood Services Company, Inc.
Dominion Energy Marketing, Inc.	Delaware	Dominion Energy Marketing, Inc.
Dominion Nuclear Connecticut, Inc.	Delaware	Dominion Nuclear Connecticut, Inc.
Dominion Energy New England, LLC	Massachusetts	Dominion Energy New England, LLC
Dominion Energy Brayton Point, LLC	Virginia	Dominion Energy Brayton Point, LLC
Dominion Energy Salem Harbor, LLC	Virginia	Dominion Energy Salem Harbor, LLC
Dominion Energy Manchester Street, Inc.	Virginia	Dominion Energy Manchester Street, Inc.
Dominion Energy Services Company, Inc.	Virginia	Dominion Energy Services Company, Inc.
Dominion Energy Terminal Company, Inc.	Virginia	Dominion Energy Terminal Company, Inc.
Dominion Equipment, Inc.	Virginia	Dominion Equipment, Inc.
Dominion Equipment II, Inc.	Virginia	Dominion Equipment II, Inc.
Dominion Equipment III, Inc.	Delaware	Dominion Equipment III, Inc.
Dominion Fairless Hills, Inc.	Delaware	Dominion Fairless Hills, Inc.
Fairless Energy, LLC	Delaware	Fairless Energy, LLC
Dominion Kincaid, Inc.	Virginia	Dominion Kincaid, Inc.
Kincaid Generation, L.L.C.	Virginia	Kincaid Generation, L.L.C.
Dominion Mt. Storm Wind, LLC	Virginia	Dominion Mt. Storm Wind, LLC
Dominion North Star Generation, Inc.	Delaware	Dominion North Star Generation, Inc.
North Star Generation, LLC	Delaware	North Star Generation, LLC
Dominion Nuclear Projects, Inc.	Virginia	Dominion Nuclear Projects, Inc.
Dominion Energy Kewaunee, Inc.	Wisconsin	Dominion Energy Kewaunee, Inc.
Dominion Person, Inc.	Delaware	Dominion Person, Inc.
Dominion State Line, LLC	Delaware	Dominion State Line, LLC
State Line Energy, LLC	Indiana	State Line Energy, LLC
Dominion Wholesale, Inc.	Virginia	Dominion Wholesale, Inc.
Dominion Wind Projects, Inc.	Virginia	Dominion Wind Projects, Inc.
Prairie Fork Wind Farm, LLC	Virginia	Prairie Fork Wind Farm, LLC
Dominion Virginia Wind Development, LLC	Virginia	Dominion Virginia Wind Development, LLC
Dominion Fowler Ridge Wind, LLC	Virginia	Dominion Fowler Ridge Wind, LLC

Niton US, Inc.	Virginia	Niton US, Inc.
Dominion Energy Holdings, Inc.	Virginia	Dominion Energy Holdings, Inc.
Dominion Energy Technologies, Inc.	Virginia	Dominion Energy Technologies, Inc.
Dominion Energy Technologies II, Inc.	Virginia	Dominion Energy Technologies II, Inc.
Dominion Voltage, Inc.	Virginia	Dominion Voltage, Inc.
Dominion Field Services, Inc.	Delaware	Dominion Field Services, Inc.
Dominion Greenbrier, Inc.	Virginia	Dominion Greenbrier, Inc.
Greenbrier Pipeline Company, LLC	Delaware	Greenbrier Pipeline Company, LLC
Greenbrier Marketing Company, LLC	Delaware	Greenbrier Marketing Company, LLC
Dominion Iroquois, Inc.	Delaware	Dominion Iroquois, Inc.
Dominion Keystone Pipeline Holdings, Inc.	Delaware	Dominion Keystone Pipeline Holdings, Inc.
Dominion Keystone Pipeline, LLC	Delaware	Dominion Keystone Pipeline, LLC
Dominion Oklahoma Texas Exploration & Production, Inc.	Delaware	Dominion Oklahoma Texas Exploration & Production, Inc.
Dominion Products and Services, Inc.	Delaware	Dominion Products and Services, Inc.
Dominion Home Protection Services, Inc.	Virginia	Dominion Home Protection Services, Inc.
Dominion Resources Capital Trust I	Delaware	Dominion Resources Capital Trust I
Dominion Resources Capital Trust II	Delaware	Dominion Resources Capital Trust II
Dominion Resources Capital Trust III	Delaware	Dominion Resources Capital Trust III
Dominion Resources Capital Trust IV	Delaware	Dominion Resources Capital Trust IV
Dominion Resources Services, Inc.	Virginia	Dominion Resources Services, Inc.
Dominion Retail, Inc.	Delaware	Dominion Energy Solutions Dominion East Ohio Energy Dominion Peoples Plus
Cirro Group, Inc.	Texas	Cirro Group, Inc.
Cirro Energy Services, Inc.	Texas	Cirro Energy Services, Inc.
Dominion South Holdings I, Inc.	Delaware	Dominion South Holdings I, Inc.
Dominion South Holdings II, LLC	Delaware	Dominion South Holdings II, LLC
Dominion South Pipeline Company, LP	Delaware	Dominion South Pipeline Company, LP
Dominion Technical Solutions, Inc.	Virginia	Dominion Technical Solutions, Inc.
Dominion Transmission, Inc.	Delaware	Dominion Transmission, Inc.
Dominion Brine, LLC	Delaware	Dominion Brine, LLC
Tioga Properties, LLC	Delaware	Tioga Properties, LLC
Farmington Properties, Inc.	Pennsylvania	Farmington Properties, Inc.
NE Hub Partners, L.L.C.	Delaware	NE Hub Partners, L.L.C.
NE Hub Partners, L.P.	Delaware	NE Hub Partners, L.P.
Dominion Natrium Holdings, Inc.	Delaware	Dominion Natrium Holdings, Inc.
Dominion Natrium, LLC	Delaware	Dominion Natrium, LLC
Dominion VPP Holdings, LLC	Delaware	Dominion VPP Holdings, LLC
Hope Gas, Inc.	West Virginia	Dominion Hope
The East Ohio Gas Company	Ohio	Dominion East Ohio
Virginia Electric and Power Company	Virginia	Dominion Virginia Power (in Virginia) Dominion North Carolina Power (in North Carolina)
Virginia Power Fuel Corporation	Virginia	Virginia Power Fuel Corporation
Virginia Power Services, LLC	Virginia	Virginia Power Services, LLC
Dominion Generation Corporation	Virginia	Dominion Generation Corporation
Virginia Power Services Energy Corp., Inc.	Virginia	Virginia Power Services Energy Corp., Inc.
Virginia Power Nuclear Services Company	Virginia	Virginia Power Nuclear Services Company
VP Property, Inc.	Virginia	VP Property, Inc.
Virginia Power Energy Marketing, Inc.	Virginia	Virginia Power Energy Marketing, Inc.